UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2011 (April 1, 2011)

TALEO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 452-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits	3
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note

Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on April 1, 2011 (the “Original Filing”), which reported the completion of its acquisition of Cytiva Software Inc. (“Cytiva”), to include the required financial statements and pro forma financial information. In the Original Filing, the Company stated that, if required, any financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing must be filed. The disclosure under Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 9.01 of this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Cytiva as of December 31, 2010 and 2009 and for the years then ended are being filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information with respect to the Company’s acquisition of Cytiva is being filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1*	Acquisition Agreement for Plan of Arrangement dated January 31, 2011, by and among Taleo Corporation, Taleo Acquisition Corp. and Cytiva Software Inc. (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on February 1, 2011).

23.1	Consent of DALE MATHESON CARR-HILTON LABONTE LLP.

99.1	Consolidated financial statements of Cytiva as of December 31, 2010 and December 31, 2009, and for the years then ended.

99.2	Unaudited pro forma combined condensed balance sheet of Taleo Corporation as of December 31, 2010 and unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2010.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/S/ DOUGLAS C. JEFFRIES
Douglas C. Jeffries Executive Vice President and Chief Financial Officer

Date: June 15, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Acquisition Agreement for Plan of Arrangement dated January 31, 2011, by and among Taleo Corporation, Taleo Acquisition Corp. and Cytiva Software Inc. (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on February 1, 2011).

23.1	Consent of DALE MATHESON CARR-HILTON LABONTE LLP.

99.1	Consolidated financial statements of Cytiva as of December 31, 2010 and December 31, 2009, and for the years then ended.

99.2	Unaudited pro forma combined condensed balance sheet of Taleo Corporation as of December 31, 2010 and unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2010.

*	Previously filed.